EXHIBIT 99.1

                    [LOGO OF ALABAMA NATIONAL BANCORPORATION]

                    ALABAMA NATIONAL BANCORPORATION ANNOUNCES
                    FOURTH QUARTER AND YEAR-END 2005 EARNINGS

FOR IMMEDIATE RELEASE - Birmingham, Alabama (January 24, 2006) -Alabama National BanCorporation ("ANB") (NASDAQ/NM: ALAB) today announced record earnings for the fourth quarter and year ended December 31, 2005.

For the 2005 fourth quarter, ANB reported earnings of $17.9 million, up 16.4% from the 2004 fourth quarter. Diluted earnings per share of $1.02 were up 15.6% from the 2004 fourth quarter. Diluted cash earnings per share were $1.05, up 14.6% from the 2004 fourth quarter. Total revenue grew to $71.1 million in the 2005 fourth quarter, up 13.5% from $62.6 million in the 2004 fourth quarter. Noninterest income represented 26.2% of total fourth quarter 2005 revenue, down from 27.6% in the 2004 fourth quarter. ANB's taxable equivalent net interest margin was 3.91% for the 2005 quarter, up 7 basis points from the 2004 fourth quarter.

For the full year, ANB reported 2005 earnings of $66.7 million, up 22.0% from 2004's $54.6 million in earnings. Diluted earnings per share for 2005 of $3.82 were up 12.6% from the $3.39 recorded for 2004. Diluted cash earnings per share of $3.95 were up 12.0% over 2004's $3.52. Total revenue for 2005 was $271.6 million, up 15.1% from 2004's $236.0 million. Noninterest income for the year represented 26.4% of total revenue, down from 2004's 30.8%. ANB's 2005 taxable equivalent net interest margin of 3.93% was 19 basis points above 2004's level.

"We are pleased with the earnings performance of our company in 2005," said John
H. Holcomb III, Chairman and Chief Executive Officer. "I want to thank all of our employees for their hard work during the year. I also want to thank our customers and our shareowners for the confidence they place in us. We look forward with enthusiasm to 2006."

Total assets at year-end 2005 of $5.9 billion were up 11.6% from 2004's $5.3 billion. Deposits grew 10.4% from year-end 2004 to $4.3 billion at December 31, 2005. Year-end share owners' equity was $571.9 million, or $33.40 per share, up $2.25 from December 31, 2004. Year-end 2005 tangible book value per share of $24.20 was up $2.21 from December 31, 2004.

During the fourth quarter, ANB recognized $504 thousand in net charge-offs, bringing the year-to-date figure to 0.04% of average loans. Year-end nonperforming assets were 0.17% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 819%.

ANB is a bank holding company operating 86 banking locations through ten bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include:
First American Bank in north central Alabama; Bank of Dadeville; and Alabama Exchange Bank in Tuskegee. Florida subsidiaries are: First Gulf Bank, N.A., in Escambia County, Florida and Baldwin County, AL; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Indian River National Bank in Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta.

ANB provides full banking services to individuals and businesses. Commercial Mortgage Services including the origination of permanent commercial real estate mortgage loans for various lenders is provided by Byars and Company, a Division of First American Bank. Brokerage services are provided to customers through First American Bank's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.

Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."

CONFERENCE CALL INSTRUCTIONS:

Alabama National will discuss financial results for the fourth quarter and year-end completed December 31, 2005 as well as its goals and general outlook for 2006 in a conference call to be held Wednesday, January 25, 2006 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on January 25, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.

For live interactive access to the teleconference, please dial 800-938-1464 at 9:00 a.m. Central Time on January 25. A telephonic replay will be available through February 25 by dialing 800-642-1687 and entering Conference ID number 4024818.

Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.

This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). These "non-GAAP" financial measures are "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly period) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly period) divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.

This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Contacts:   Alabama National BanCorporation      Alabama National BanCorporation
            John H. Holcomb III                  William E. Matthews, V
            Chairman of the Board and            Executive Vice President and
            Chief Executive Officer              Chief Financial Officer
            (205) 583-3648                       (205) 583-3650

                                      # # #

                         ALABAMA NATIONAL BANCORPORATION
                        (Unaudited Financial Highlights)
            (in thousands, except per share amounts and percentages)

                                                    Three Months Ended
                                                       December 31,
                                                ------------------------    Percentage
                                                   2005          2004       Change (b)
                                                ----------    ----------    ----------
Net interest income                             $   52,496    $   45,334          15.8%
Noninterest income                                  18,613        17,291           7.6
Total revenue                                       71,109        62,625          13.5
Provision for loan and lease losses                  1,640           819         100.2
Noninterest expense                                 42,114        38,331           9.9
Net income before income taxes                      27,355        23,475          16.5
Income taxes                                         9,440         8,088          16.7
Net income                                      $   17,915    $   15,387          16.4%

Weighted average common and common
  equivalent shares outstanding
        Basic                                       17,284        17,131           0.9%
        Diluted                                     17,494        17,368            .7

Net income per common share
        Basic                                   $     1.04    $      .90          15.4%
        Diluted                                       1.02           .89          15.6

Cash earnings (a)
        Total                                   $   18,435    $   15,964          15.5%
        Basic                                         1.07           .93          14.5
        Diluted                                       1.05           .92          14.6

Cash dividends declared on
  common stock                                  $    .3375    $    .3125
Return on average assets                              1.21%         1.17%
Return on average tangible assets                     1.24          1.21
Return on average equity                             12.55         11.59
Return on average tangible equity                    17.40         16.53

Noninterest Income

Service charge income                           $    4,070    $    4,258          (4.4)%
Investment services income                           1,121         1,787         (37.3)
Securities brokerage and trust income                5,138         4,511          13.9
Gain on sale of mortgages                            2,870         2,681           7.0
Gain on disposal of assets                              45            43           4.7
Bank owned life insurance                              750           643          16.6
Insurance commissions                                1,096         1,034           6.0
Other                                                3,523         2,334          50.9
                                                ----------    ----------
Total noninterest income                        $   18,613    $   17,291           7.6%
                                                ==========    ==========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b)  Percentage change based on actual not rounded values.

                                                    For the Year Ended
                                                       December 31,
                                                ------------------------    Percentage
                                                   2005          2004       Change (b)
                                                ----------    ----------    ----------
Net interest income                             $  199,847    $  163,252          22.4%
Noninterest income                                  71,723        72,785          (1.5)
Total revenue                                      271,570       236,037          15.1
Provision for loan and lease losses                  7,615         4,949          53.9
Noninterest expense                                162,480       148,322           9.5
Net income before income taxes                     101,475        82,766          22.6
Income taxes                                        34,802        28,122          23.8
Net income                                      $   66,673    $   54,644          22.0%

Weighted average common and common
  equivalent shares outstanding
        Basic                                       17,216        15,848           8.6%
        Diluted                                     17,445        16,100           8.4

Net income per common share
        Basic                                   $     3.87    $     3.45          12.3%
        Diluted                                       3.82          3.39          12.6

Cash earnings (a)
        Total                                   $   68,835    $   56,705          21.4%
        Basic                                         4.00          3.58          11.7
        Diluted                                       3.95          3.52          12.0

Cash dividends declared on
  common stock                                  $     1.35    $     1.25
Return on average assets                              1.18%         1.13%
Return on average tangible assets                     1.22          1.16
Return on average equity                             12.11         12.15
Return on average tangible equity                    16.89         17.19

Noninterest Income

Service charge income                           $   16,335    $   17,126          (4.6)%
Investment services income                           4,210        11,652         (63.9)
Securities brokerage and trust income               19,220        16,863          14.0
Gain on sale of mortgages                           12,522        11,566           8.3
Gain on disposal of assets                             735            12            NM
Securities gains                                        72             -            NM
Bank owned life insurance                            2,886         2,690           7.3
Insurance commissions                                3,549         3,604          (1.5)
Other                                               12,194         9,272          31.5
                                                ----------    ----------
Total noninterest income                        $   71,723    $   72,785          (1.5)%
                                                ==========    ==========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b)  Percentage change based on actual not rounded values.
 NM - Not meaningful

                                                December 31,  December 31,    Percentage
                                                    2005          2004          Change
                                                ------------  ------------   ------------
Total assets                                    $  5,931,673  $  5,315,869           11.6%
Earning assets                                     5,385,824     4,841,255           11.2
Securities (a)                                     1,136,487     1,200,407           (5.3)
Loans held for sale                                   14,940        22,313          (33.0)
Loans and leases, net of unearned income           4,144,095     3,495,701           18.5
Allowance for loan and lease losses                   52,815        46,584           13.4
Deposits                                           4,343,264     3,934,723           10.4
Short-term borrowings                                 34,700        30,500           13.8
Long-term debt                                       369,246       393,688           (6.2)
Stockholders' equity                                 571,879       529,543            8.0

(a)  Excludes trading securities

                             ASSET QUALITY ANALYSIS
                       (in thousands, except percentages)

                                                       As of / For the Three Months Ended
                                                      -----------------------------------
                                                       Dec 31,      Sept 30,      Dec 31,
                                                        2005          2005         2004
                                                      --------      --------     --------
Nonaccrual loans                                      $  6,446      $  7,411     $  8,091
Restructured loans                                           -             -            -
Loans past due 90 days or more and
  still accruing                                            -0-           -0-          -0-
Total nonperforming loans                                6,446         7,411        8,091
Other real estate owned                                    623           668        1,531
Total nonperforming assets                               7,069         8,079        9,622
Total non performing assets as a
  percentage of period-end loans
  and other real estate (a)                               0.17%         0.20%        0.28%
Allowance for loan and lease losses                     52,815        51,679       46,584
Provision for loan and lease losses                      1,640         2,440          819
Loans charged off                                        1,109           791          639
Loan recoveries                                            605           393          501
Net loan and lease losses                                  504           398          138
Allowance for loan and lease losses as a
  percentage of period-end loans and leases (a)           1.27%         1.27%        1.33%
Allowance for loan and lease losses as a
  percentage of period-end
  nonperforming loans                                   819.35        697.33       575.75
Net losses to average loans and leases (annualized)       0.05          0.04         0.02

                                                       For the Year Ended
                                                           December 31,
                                                      --------------------     Percentage
                                                        2005        2004         Change
                                                      --------    --------    ------------
Provision for loan and lease losses                   $  7,615    $  4,949            53.9%
Loans charged off                                        2,918       4,583           (36.3)
Loan recoveries                                          1,534       2,746           (44.1)
Net loan and lease losses                                1,384       1,837           (24.7)
Net losses to average loans and leases (annualized)       0.04%       0.06%

(a)  Excludes loans held for sale

                         TAXABLE EQUIVALENT YIELDS/RATES

                                              Three Months Ended
                                       --------------------------------
                                        Dec 31,    Sept 30,    Dec 31,
                                         2005        2005       2004
                                       --------    --------    --------
Interest income:
  Interest and fees on loans               7.09%       6.78%       5.96%
  Interest on securities:
    Taxable                                4.14        4.15        4.02
    Non-taxable                            6.35        6.87        6.04
  Total interest earning assets            6.44        6.18        5.42

Interest expense:
  Interest on deposits                     2.73        2.39        1.65
  Interest on short-term borrowing         4.27        4.14        2.68
  Interest on long-term debt               4.35        4.29        3.55
  Total interest bearing liabilities       2.99        2.66        1.87
  Net interest spread                      3.45        3.52        3.55
  Net interest margin                      3.91        3.94        3.84

                                        For the Year Ended
                                           December 31,
                                       --------------------
                                         2005        2004
                                       --------    --------
Interest income:
  Interest and fees on loans               6.67%       5.74%
  Interest on securities:
    Taxable                                4.16        3.95
    Non-taxable                            6.50        6.16
  Total interest earning assets            6.07        5.24

Interest expense:
  Interest on deposits                     2.28        1.58
  Interest on short-term borrowing         3.85        1.94
  Interest on long-term debt               4.08        3.42
  Total interest bearing liabilities       2.53        1.75
  Net interest spread                      3.54        3.49
  Net interest margin                      3.93        3.74

                     STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                          As of December 31,
                                       ------------------------
                                          2005          2004
                                       ----------    ----------
Stockholders' Equity:
  Equity to assets                           9.64%         9.96%
  Leverage ratio                             8.29          8.44
  Book value per common share (a)      $    33.40    $    31.15
  Tangible book value per common
   share (a)(b)                             24.20         21.99
  Ending shares outstanding                17,124        16,999

(a) Includes a cumulative mark to market adjustment to equity of $(0.52) and $(0.06) per share at December 31, 2005 and 2004, respectively.
(b) Total equity reduced by intangible assets divided by common shares outstanding.

                              RECONCILIATION TABLE
            (in thousands, except per share amounts and percentages)

                                                              Three Months Ended                        Year Ended
                                                                  December 31,                          December 31,
                                                     -----------------------------------     -----------------------------------
                                                          2005                2004                2005                2004
                                                     ---------------     ---------------     ---------------     ---------------
Net income                                           $        17,915     $        15,387     $        66,673     $        54,644
Amortization of intangibles, net of tax                          520                 577               2,162               2,061
Cash earnings                                        $        18,435     $        15,964     $        68,835     $        56,705

Net income per common share - basic                  $          1.04     $          0.90     $          3.87     $          3.45
Effect of amortization of intangibles per share                 0.03                0.03                0.13                0.13
Cash earnings per common share - basic               $          1.07     $          0.93     $          4.00     $          3.58

Net income per common share - diluted                $          1.02     $          0.89     $          3.82     $          3.39
Effect of amortization of intangibles per share                 0.03                0.03                0.13                0.13
Cash earnings per common share - diluted             $          1.05     $          0.92     $          3.95     $          3.52

Average assets                                       $     5,892,678     $     5,219,630     $     5,641,605     $     4,838,494
Average intangible assets                                   (157,744)           (157,929)           (155,809)           (131,784)
Average tangible assets                              $     5,734,934     $     5,061,701     $     5,485,796     $     4,706,710

Return on average assets                                        1.21%               1.17%               1.18%               1.13%
Effect of average intangible assets                             0.03                0.04                0.04                0.03
Return on average tangible assets                               1.24%               1.21%               1.22%               1.16%

Average equity                                       $       566,248     $       528,229     $       550,494     $       449,583
Average intangible assets                                   (157,744)           (157,929)           (155,809)           (131,784)
Average tangible equity                              $       408,504     $       370,300     $       394,685     $       317,799

Return on average equity                                       12.55%              11.59%              12.11%              12.15%
Effect of average intangible assets                             4.85                4.94                4.78                5.04
Return on average tangible equity                              17.40%              16.53%              16.89%              17.19%

                                                  As of December 31,
                                               ------------------------
                                                  2005          2004
                                               ----------    ----------
Book value                                     $  571,879    $  529,543
Intangible assets                                (157,429)     (155,682)
Tangible book value                            $  414,450    $  373,861

Book value per common share                    $    33.40    $    31.15
Effect of intangible assets per share               (9.20)        (9.16)
Tangible book value per common share           $    24.20    $    21.99

                ALABAMA NATIONAL BANCORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)
                      (In thousands, except share amounts)

                                                                                        December 31, 2005    December 31, 2004
                                                                                        -----------------    -----------------
ASSETS
  Cash and due from banks ...........................................................         $   189,256          $   155,027
  Interest-bearing deposits in other banks ..........................................              19,428               21,274
  Federal funds sold and securities purchased under resell agreements ...............              70,472              100,970
  Trading securities, at fair value .................................................                 402                  590
  Investment securities (fair values of $576,426 and $566,602) ......................             591,153              568,493
  Securities available for sale, at fair value ......................................             545,334              631,914
  Loans held for sale ...............................................................              14,940               22,313
  Loans and leases ..................................................................           4,147,739            3,499,353
  Unearned income ...................................................................              (3,644)              (3,652)
                                                                                              -----------          -----------
  Loans and leases, net of unearned income ..........................................           4,144,095            3,495,701
  Allowance for loan and lease losses ...............................................             (52,815)             (46,584)
                                                                                              -----------          -----------
  Net loans and leases ..............................................................           4,091,280            3,449,117
  Property, equipment and leasehold improvements, net ...............................             114,159               99,455
  Goodwill ..........................................................................             148,071              144,396
  Other intangible assets, net ......................................................               9,358               11,286
  Cash surrender value of life insurance ............................................              74,593               71,535
  Receivable from investment division customers .....................................               7,166                2,223
  Other assets ......................................................................              56,061               37,276
                                                                                              -----------          -----------
  Totals ............................................................................         $ 5,931,673          $ 5,315,869
                                                                                              ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits:
    Noninterest bearing .............................................................         $   729,045          $   683,245
    Interest bearing ................................................................           3,614,219            3,251,478
                                                                                              -----------          -----------
  Total deposits ....................................................................           4,343,264            3,934,723
  Federal funds purchased and securities sold under repurchase agreements ...........             545,337              379,114
  Treasury, tax and loan accounts ...................................................                   -                2,217
  Accrued expenses and other liabilities ............................................              61,361               43,861
  Payable for securities purchased for investment division customers ................               5,886                2,223
  Short-term borrowings .............................................................              34,700               30,500
  Long-term debt ....................................................................             369,246              393,688
                                                                                              -----------          -----------
  Total liabilities .................................................................           5,359,794            4,786,326

  Common stock, $1 par; 50,000,000 shares authorized; 17,124,316 and 16,998,918
    shares issued at December 31, 2005 and 2004, respectively .......................              17,124               16,999
  Additional paid-in capital ........................................................             347,434              340,161
  Retained earnings .................................................................             216,144              173,345
  Accumulated other comprehensive loss, net of tax ..................................              (8,823)                (962)
                                                                                              -----------          -----------
  Total stockholders' equity ........................................................             571,879              529,543
                                                                                              -----------          -----------
  Totals ............................................................................         $ 5,931,673          $ 5,315,869
                                                                                              ===========          ===========

                ALABAMA NATIONAL BANCORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                      (In thousands, except per share data)

                                                                    For the Three Months         For the Year
                                                                     Ended December 31,         Ended December 31,
                                                              ---------------------------   ---------------------------
                                                                  2005           2004           2005          2004
                                                              ------------   ------------   ------------   ------------
INTEREST INCOME:
     Interest and fees on loans and leases ................   $     73,982   $     51,832   $    258,033   $    184,464
     Interest on securities ...............................         11,838         11,778         48,149         43,611
     Interest on deposits in other banks ..................             83             19            274             65
     Interest on trading securities .......................              5             11             21             55
     Interest on federal funds sold and securities
       purchased under resell agreements ..................            748            447          2,783            991
                                                              ------------   ------------   ------------   ------------
Total interest income .....................................         86,656         64,087        309,260        229,186

INTEREST EXPENSE:
     Interest on deposits .................................         24,402         12,945         77,487         46,348
     Interest on federal funds purchased and securities
       sold under repurchase agreements ...................          5,367          1,991         15,515          5,345
     Interest on short-term borrowings ....................            584            262          2,614          1,027
     Interest on long-term debt ...........................          3,807          3,555         13,797         13,214
                                                              ------------   ------------   ------------   ------------
Total interest expense ....................................         34,160         18,753        109,413         65,934
                                                              ------------   ------------   ------------   ------------
Net interest income .......................................         52,496         45,334        199,847        163,252
Provision for loan and lease losses .......................          1,640            819          7,615          4,949
                                                              ------------   ------------   ------------   ------------
Net interest income after provision for loan and lease
  losses ..................................................         50,856         44,515        192,232        158,303

NONINTEREST INCOME:
     Securities gains .....................................              -              -             72              -
     Gain on disposition of assets ........................             45             43            735             12
     Service charges on deposit accounts ..................          4,070          4,258         16,335         17,126
     Investment services income ...........................          1,121          1,787          4,210         11,652
     Securities brokerage and trust income ................          5,138          4,511         19,220         16,863
     Gain on sale of mortgages ............................          2,870          2,681         12,522         11,566
     Bank owned life insurance ............................            750            643          2,886          2,690
     Insurance commissions ................................          1,096          1,034          3,549          3,604
     Other ................................................          3,523          2,334         12,194          9,272
                                                              ------------   ------------   ------------   ------------
Total noninterest income ..................................         18,613         17,291         71,723         72,785

NONINTEREST EXPENSE:
     Salaries and employee benefits .......................         22,316         18,682         85,402         74,983
     Commission based compensation ........................          3,902          3,594         15,458         17,500
     Occupancy and equipment expenses .....................          4,632          4,038         17,653         15,488
     Amortization of intangibles ..........................            829            852          3,189          3,034
     Other ................................................         10,435         11,165         40,778         37,317
                                                              ------------   ------------   ------------   ------------
Total noninterest expense .................................         42,114         38,331        162,480        148,322
                                                              ------------   ------------   ------------   ------------
Income before provision for income taxes ..................         27,355         23,475        101,475         82,766
Provision for income taxes ................................          9,440          8,088         34,802         28,122
                                                              ------------   ------------   ------------   ------------
Net income ................................................   $     17,915   $     15,387   $     66,673   $     54,644
                                                              ============   ============   ============   ============
Net income per common share (basic) .......................   $       1.04   $        .90   $       3.87   $       3.45
                                                              ============   ============   ============   ============
Weighted average common shares outstanding (basic) ........         17,284         17,131         17,216         15,848
                                                              ============   ============   ============   ============
Net income per common share (diluted) .....................   $       1.02   $        .89   $       3.82   $       3.39
                                                              ============   ============   ============   ============
Weighted average common shares outstanding (diluted) ......         17,494         17,368         17,445         16,100
                                                              ============   ============   ============   ============

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                          Three Months 12/31/05                Three Months 12/31/04
                                                   -----------------------------------  -----------------------------------
                                                     Average      Income/     Yield/      Average      Income/     Yield/
                                                     Balance      Expense     Cost        Balance      Expense     Cost
                                                   ----------   ----------  ----------  -----------  ----------  ----------
ASSETS:
Earning assets:
  Loans and leases (1) ..........................  $ 4,146,649  $   74,124        7.09% $ 3,467,225  $   51,973        5.96%
  Securities:
   Taxable ......................................    1,084,433      11,312        4.14    1,108,835      11,194        4.02
   Tax exempt ...................................       49,776         797        6.35       58,249         885        6.04
  Cash balances in other banks ..................        8,242          83        4.00        6,255          19        1.21
  Funds sold ....................................       73,264         748        4.05       97,515         447        1.82
  Trading account securities ....................          501           5        3.96        1,020          11        4.29
                                                   -----------  ----------              -----------  ----------
    Total earning assets (2) ....................    5,362,865      87,069        6.44    4,739,099      64,529        5.42
                                                   -----------  ----------              -----------  ----------
Cash and due from banks .........................      174,929                              149,266
Premises and equipment ..........................      112,147                               96,893
Other assets ....................................      295,111                              280,773
Allowance for loan and lease losses .............      (52,374)                             (46,401)
                                                   -----------                          -----------
     Total assets ...............................  $ 5,892,678                          $ 5,219,630
                                                   ===========                          ===========
LIABILITIES:
Interest-bearing liabilities:
  Interest-bearing transaction accounts .........  $   950,750  $    4,539        1.89  $   804,670  $    1,870        0.92
  Savings deposits ..............................      900,844       4,647        2.05      853,405       2,193        1.02
  Time deposits . ...............................    1,692,425      15,216        3.57    1,457,029       8,882        2.43
  Funds purchased ...............................      586,165       5,367        3.63      435,093       1,991        1.82
  Other short-term borrowings ...................       54,229         584        4.27       38,858         262        2.68
  Long-term debt ................................      347,510       3,807        4.35      398,198       3,555        3.55
                                                   -----------  ----------              -----------  ----------
    Total interest-bearing liabilities ..........    4,531,923      34,160        2.99    3,987,253      18,753        1.87
                                                   -----------  ----------              -----------  ----------
Demand deposits .................................      718,055                              636,073
Accrued interest and other liabilities ..........       76,452                               68,075
Stockholders' equity ............................      566,248                              528,229
                                                   -----------                          -----------
    Total liabilities and stockholders' equity ..  $ 5,892,678                          $ 5,219,630
                                                   ===========                          ===========
Net interest spread .............................                                 3.45%                                3.55%
                                                                            ==========                           ==========
Net interest income/margin on
 a taxable equivalent basis .....................                   52,909        3.91%                  45,776        3.84%
                                                                            ==========                           ==========
Tax equivalent adjustment (2) ...................                      413                                  442
                                                                ----------                           ----------
Net interest income/margin ......................               $   52,496        3.88%              $   45,334        3.81%
                                                                ==========  ==========               ==========  ==========

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                              Year Ended 12/31/05                    Year Ended 12/31/04
                                                   ------------------------------------   ------------------------------------
                                                      Average        Income/     Yield/      Average        Income/     Yield/
                                                      Balance        Expense     Cost        Balance        Expense     Cost
                                                   ------------   ------------   ------   ------------   ------------   ------
ASSETS:
Earning assets:
  Loans and leases (1) ..........................  $  3,877,979   $    258,575     6.67%  $  3,223,989   $    184,935     5.74%
  Securities:
   Taxable ......................................     1,103,820         45,904     4.16      1,049,274         41,468     3.95
   Tax exempt ...................................        52,357          3,402     6.50         52,717          3,247     6.16
  Cash balances in other banks ..................         8,794            274     3.12          6,225             65     1.04
  Funds sold ....................................        83,602          2,783     3.33         68,651            991     1.44
  Trading account securities ....................           477             21     4.40          1,244             55     4.42
                                                   ------------   ------------            ------------   ------------
    Total earning assets (2) ....................     5,127,029        310,959     6.07      4,402,100        230,761     5.24
                                                   ------------   ------------            ------------   ------------
  Cash and due from banks .......................       169,624                                143,433
  Premises and equipment ........................       105,734                                 90,388
  Other assets ..................................       288,879                                246,108
  Allowance for loan and lease losses ...........       (49,661)                               (43,535)
                                                   ------------                           ------------
     Total assets ...............................  $  5,641,605                           $  4,838,494
                                                   ============                           ============
LIABILITIES:
Interest-bearing liabilities:
  Interest-bearing transaction accounts .........  $    910,956   $     13,932     1.53   $    722,774   $      5,738     0.79
  Savings deposits ..............................       899,980         14,360     1.60        771,993          7,234     0.94
  Time deposits .................................     1,585,741         49,195     3.10      1,434,798         33,376     2.33
  Funds purchased ...............................       515,225         15,515     3.01        402,991          5,345     1.33
  Other short-term borrowings ...................        67,940          2,614     3.85         53,027          1,027     1.94
  Long-term debt ................................       337,780         13,797     4.08        386,477         13,214     3.42
                                                   ------------   ------------            ------------   ------------
     Total interest-bearing liabilities .........     4,317,622        109,413     2.53      3,772,060         65,934     1.75
                                                   ------------   ------------            ------------   ------------
  Demand deposits ...............................       710,774                                563,349
  Accrued interest and other liabilities ........        62,715                                 53,502
  Stockholders' equity ..........................       550,494                                449,583
                                                   ------------                           ------------
    Total liabilities and stockholders' equity ..  $  5,641,605                           $  4,838,494
                                                   ============                           ============
  Net interest spread ...........................                                  3.54%                                  3.49%
                                                                                 ======                                 ======
  Net interest income/margin on
   a taxable equivalent basis ...................                      201,546     3.93%                      164,827     3.74%
                                                                                 ======                                 ======
  Tax equivalent adjustment (2) .................                        1,699                                  1,575
                                                                  ------------                           ------------
  Net interest income/margin ....................                 $    199,847     3.90%                 $    163,252     3.71%
                                                                  ============   ======                  ============   ======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.